Sale of Vessel	6 Months Ended
Jun. 30, 2012
Sale of Vessel
Sale of Vessel

15     Sale of Vessel

On April 27, 2012, the Company sold and delivered the Montreal (ex Hanjin Montreal). The net sale consideration was $5.6 million. The Company realized a net gain on this sale of $0.8 million. The Montreal (ex Hanjin Montreal) was 28 years old and was generating revenue under its time charter, which expired on March 31, 2012 (refer to Note 4, Fixed Assets, net).